McGlinn Balanced Portfolio

                Penn Street Advisors Sector Rotational Portfolio

                      Cumberland Taxable Income Portfolio

                       Baldwin Large-Cap Growth Portfolio

                                 ANNUAL REPORT
                                October 31, 2002

Dear Fellow Shareholder,

The U.S. stock market has been extremely volatile during the past twelve months ending October 31, 2002, dropping to levels not seen in five years. After reaching a peak in March of 2002, U.S. stocks have been locked in the grips of one of the worst bear markets on record. This bear market has now surpassed in both time and severity the bear market of 1973-1974 and is nearly as long as the 1929-1932 bear market. The bear now seems to have a life of its own as investors ignore reports of economic recovery and improved earnings to instead focus on any negative news. The Enron debacle and the many other corporate scandals brought about a new crisis in confidence. The ongoing strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq gnaws away at whatever investor confidence there is.

It is difficult to imagine a period of greater uncertainty than what we have experienced in the past twelve months. As a nation we have many challenges ahead of us. We believe strongly that as a country and as a people we, the United States of America, will ultimately prevail. Corporate scandals will be thoroughly addressed and dealt with. Regulators and corporations are taking the necessary steps to restore confidence through accountability. The consumer, with the assistance of monetary and fiscal policy, will ensure that the recovery in the economy continues and corporate profits will respond well to this recovery. We suggest that you take this opportunity to evaluate your investment plan - look at your financial circumstances, your risk tolerance, your short term needs and your long term goals and ensure you have a total investment portfolio which is well diversified and reflects your plan.

At the Penn Street Fund we continue to hold fast to the belief that each and every investor is best served by maintaining a long-term perspective. With this perspective in mind, studies have shown us that the majority of an investor's return is derived from proper asset allocation at the class and sub-class level. The Penn Street Fund Portfolios included in this Annual Financial Report provide a range of asset allocation investment options to the shareholder.

We have asked each Portfolio's investment advisor - Citco-Quaker Fund Advisors, McGlinn Capital Management, Inc., Baldwin Investment Management, and Cumberland Advisors, Inc. to provide a brief review of their Portfolio and their analysis of the economy in general. Those reviews follow this letter and we urge you to read them.

All  those  involved  in the  Penn  Street  Fund  would  like to  thank  you for entrusting your investment with us. We take this trust seriously and will continue to act with the professionalism you have come to expect. We hope that the views of our Portfolio advisors provide valuable insight into the performance of the Portfolios as well as the performance of the market overall. We at the Penn Street Fund are pleased with the relative performance of our Portfolio advisors as well as their commitment to continue to manage their Portfolios in a style specific manner. We look forward to a prosperous 2003.

Sincerely,

Michael Mara                            Jeffry King, Sr.

President                               Chairman

                 For the Penn Street Sector Rotational Portfolio
                 -----------------------------------------------
                        CITCO-Quaker Fund Advisors, Inc.
                        --------------------------------

For the twelve months ending 10/31/02, we have continued to experience a difficult market environment, to say the least. During that time period, our comparative benchmark index, the Russell 1000 Index, declined -14.59% despite a rebound in the market toward the end of October. Every Economic Sector included in the index was down over this period, with the Utilities and Telecom Sectors suffering the worst declines (-39.0% and -35.85%, respectfully). The Information Technology Sector was also down significantly (-28.33%). By contrast, your Portfolio fared very well on a relative basis because we were dramatically underweighted in these sectors. As a result of the Portfolio's lack of exposure to these badly performing Sectors, the Portfolio's performance for the twelve months ended October 31, 2002 was -2.62% vs. -14.59% for the Russell 1000 Index over the same period.

The best performing Sectors were Consumers Staples, Basic Materials, and Financials. The Portfolio maintained an overweight in Consumer Staples in the beginning of this period as the profitability of U.S. companies and the strength of the U.S. economy became more uncertain, particularly following September 11th 2001. As the year went on, and evidence of a cyclical upturn in the economy became more evident, we adjusted the Portfolio's Sector weightings, going from a dramatic underweight in Basic Materials to an overweight position by the end of the fiscal year. In contrast, we continued to underweight Technology and Telecom because we have yet to see significant broad-based evidence that they are benefiting from the tepid strength the economy is showing. Although we are underweighted in Technology, we do have some significant positions in individual holdings that have been able to meet earnings expectations and raise earnings guidance.

Financials have been the largest Sector weighting in the Portfolio since its inception. As of 10/31/02, 28% of the Portfolio was invested in this Sector. Our attention to this Sector was well rewarded. Financials, though down, was the third best performing Sector over this period.

The Portfolio is also heavily weighted in the Consumer Discretionary Sector. As of 10/31/02, the Portfolio has a 28% weight in this sector vs. 13% for the Russell 1000. We have had mixed but generally positive results within this sector, with some of our best performing stocks coming from the Consumer Discretionary Sector.

We anticipate going into the new year, we will slowly shift the Portfolio's focus from Consumer oriented stocks toward Industrial (and Technology) companies that demonstrate real earnings strength and improving fundamentals. The mildness of the ongoing economic recovery will ensure that this rotation is gradual and not dramatic. The Portfolio will most likely become significantly more oriented toward cyclical companies with capital goods oriented products as the economy strengthens and companies gain more confidence in the recovery.

We will continue to manage the Portfolio through our proprietary quantitative model, with research and insight provided by Valley Forge Capital Advisors, Inc., the Q-Prime Research Group and Douglas Roman, CFA.

                   For the Cumberland Taxable Income Portfolio
                   -------------------------------------------
                            Cumberland Advisors, Inc.
                            -------------------------

The Cumberland Taxable Income Portfolio is a relatively new fund that first deployed cash into the market in the middle of the year 2000. Since then, financial markets have been buffeted by acts of terrorism, extraordinary adjustments in equity values, turmoil caused by disclosures and accounting adjustments, and tremendous volatility in financial instruments of all types.

In 2002, an additional risk has appeared and threatened financial markets. That risk is deflation. Policy makers are determined to avoid a Japan style deflation in the United States. The last time we had that experience was during the Great Depression era of the 1930s. We believe that a deflation era will NOT be repeated.

Short-term rates are controlled by actions of the Federal Open Market Committee; that is the policymaking arm of the Federal Reserve System. The FOMC has reduced the short-term interest rate to the lowest level in decades. Statements by Federal Reserve officials confirm that the FOMC policy is to avoid deflation in the United States. We characterize the FOMC policy as now being highly stimulative. The Fed will accept more inflation in order to avoid deflation.

Bond interest rates are mostly set by market forces. Market players are worried that the Fed's monetary stimulus and the government's fiscal deficit will combine to cause some inflation in future periods. Therefore, bond investors have been recently demanding higher interest rates to compensate them for the added risk that this stimulus will trigger future inflation. Whether or not the actual inflation arrives remains to be seen. In the bond market, perception is key in setting price levels. For these reasons, the Portfolio is structured defensively. Instruments are selected which have the characteristics to preserve market value during times of high volatility. In addition, we choose instruments with defensive characteristics since we believe bond interest rates will be rising next year.

We are very focused on the quality of the instruments in the Portfolio and do not intend to take any major risk with credit quality.

The construction of the Portfolio takes into account our concern for credit quality and wariness towards inflation. Inflation, while still under control as measured by various core indices, is a concern for us. Recent productivity measures suggest the possibility of a slowing in productivity growth, which means that unit labor costs could rise as the economy recovers from recession. Rising unit labor costs are usually a trigger for inflation.

The Portfolio currently addresses these concerns by being invested only in obligations of the U.S. Government, its agencies, or state and local governments (taxable obligations).

Moving forward, we expect the growth of the economy to continue a recovery during all of 2003. We remain wary about the high U.S. Trade Deficit and the uncertainty of the value of the dollar. While we expect economic recovery, there are always risks of more terrorism or other geo-political events which could impact markets and which are unpredictable.

                       For the McGlinn Balanced Portfolio
                       ----------------------------------
                        McGlinn Capital Management, Inc.
                        --------------------------------

Crippled by concern over possible war with Iraq, an economy appearing to lose momentum, and ongoing distrust of corporate America, the S&P 500 posted a decline of (-17%) in the last six months. The extent of this bear market that began in March of 2000 is similar to the 40+% decline in value of the bear market of 1973-74, but exceeds its duration. While we have warned about the inherent volatility of bear market bottoms; the decline of the last six months exceeded our expectations of further stock market risk.

However, aside from international tensions, we strongly view the current period as a mirror image of late 1999, early 2000 when we were cautious about irrational, extremely high valuations assigned to stocks. With the bull market seemingly robust at that time, our cautious tone seemed out of sync. Today, with equity valuations having corrected significantly and already reflecting depressed earnings expectations, we do not view now as the time to abandon long-term investment principles. Unfortunately, the nature of financial markets is to create excesses at both ends of cycles. Bull market excesses are easier to stomach because investment decisions are validated (for a time) by rising stock prices, whereas bear markets are wrenching periods where all investments appear flawed. During this transition, we cannot emphasize enough that the best time to invest in stocks is when they are widely considered a blemished investment.

We firmly believe that America's financial markets will recover and that the atmosphere, especially for stocks, will improve in the coming months. With the US economy rebounding sharply earlier this year, more recent data has been mixed and points to a slower, milder recovery. Still, real GDP growth has accelerated to an average of +3% compared to last year. The consumer remains in good shape and spending is resilient, with interest rates at generation-low levels. Inflation is subdued, fiscal stimulus is meaningful, and inventory/sales ratios are so low as to be unsustainable. Even a modest capital spending surge could produce well over +3% real growth in 2003 - very decent growth - bolstering our view that negative sentiment reflected in the financial markets is close to running its course.

The McGlinn Balanced Portfolio's performance result for the fiscal year ending 10/31/02 was (-6.1%), slightly better than its benchmark (60% S&P 500/40% Lehman Intermediate Bond Index) of (-6.7%). The equity portfolio remains positioned to benefit from a rebound in the economically sensitive sectors of capital goods, basic industry, and technology. The healthcare weighting has been enhanced by the addition of pharmaceutical stocks selling at very attractive historical valuations. Looking at the fixed income portion of the Fund, we have cut back the US Treasury exposure, and are reducing the portfolio's sensitivity to rising interest rates. While we don't think interest rates will rise dramatically, our assumption is that the bulk of the rate decline is over, and a strengthening economy will eventually be reflected in higher yields. It is important to lessen the impact on the bond portfolio of this changing environment.

The McGlinn Balanced Portfolio will continue to be comprised of securities we feel offer the combination of high quality, attractive valuation, and potential for solid, long-term performance.

                   For the Baldwin Large-Cap Growth Portfolio
                   ------------------------------------------
                       Baldwin Investment Management, LLC
                       ----------------------------------

There has been a great dark blanket of gloom over the marketplace and it is as thick as we have ever seen. Recently, some of the shroud has been lifted. But still what good news there is seems to be hidden in the back of the papers while the day's financial upheavals are displayed on page one and on the evening television news. Corporate capital spending budgets continue to be delayed. Institutional and individual investors are starting to "dip their toes".

Surprisingly, buried in the widespread negativity is the good news that the U.S. economy is growing. The first quarter of 2002 was terrific, (GDP up5%), although a more muted second quarter followed (up 1.3%). Third quarter growth of 4% is not at all shabby and the fourth quarter will also be on the plus side (2 to 2 1/2%). Overall for 2002 the U.S. economy will have expanded approximately 3%.

Certainly, this is not the growth rate that we experienced in the latter part of the 1990s when the U.S. economy was growing at rates more typically exhibited by emerging economies. However, the United States is not an emerging economy, but a mature one where a 3% annual growth rate is highly satisfactory. In spite of what appears to be a good economic picture, both fixed income and equity markets are performing as though the U.S. market was in a non-growth or even a depression-like mode.

Year to date, the American equity markets have cascaded across the board even after the recent rally. One can only talk of relative positive performance, certainly not absolute positive performance, as all is negative. Corporate and junk bonds have performed similarly to the equity market, if not to the extremes. On the other hand, the treasury market has exploded to the upside. The yield on the 10-year Treasury bond is at levels not seen since the early 1960s. It is obvious that investors are fleeing risk and are resting in cash and treasuries until we all feel better about starting to take risk.

To overcome investor's aversion, several steps need to be taken to restore confidence:

First, we need government leadership to rally investors and show them the way. Secretary Paul O'Neill has not been effective as Treasury Secretary. He should be replaced with someone who is more highly regarded by the markets and by our international colleagues. We do not need any more political gaffes or missteps. The U.S. Secretary of the Treasury is supposed to be this country's standard-bearer with regard to economic affairs. When Robert Rubin was in Mr. O'Neill's chair, he had the capability to calm markets during very stressful times. Paul O'Neill does not calm markets. He upsets them.

Second, middle-income taxpayers should have income taxes cut or tax credits given. Steps should be taken to change the tax laws to allow greater deductions against ordinary income for capital losses secured in the stock market. The double taxation of dividends should be erased. In short, our political leaders should change the tax code to be more investor friendly.

Third, we need to continue to throw corporate crooks in jail. The authorities are proceeding apace with this project and it will take time. Our country needs this catharsis.

Fourth, the situation with Iraq has to be sorted out. Hopefully, we will not have to go to war, but if we do let's get it finished. The uncertainty of Iraq unnerves people and adds a war premium to the cost of oil - not helpful in a questionable economic period.

Fifth, the Federal Reserve should "flood" the system with money. Some would argue that the economy doesn't need such a stimulus. Others might say that it would send the wrong signal - that the Fed knows something that the market does not and that it is even more ugly than the market is presuming. At this juncture, the market is presuming something pretty ugly. So recognizing it would not be a bad move. Further, a weaker dollar should stimulate exports, limit imports and improve our trade deficit. It might also put a measure of inflation into the system which some worry is becoming deflationary. It will also probably set off another home mortgage refinancing boom, which would put even more money into consumers' pockets.

Sixth, we need more balanced reporting by the media. Front and center daily in the papers and on TV are recountings of corporate malfeasance by the same few companies and their former executives. Where is the good news? All this recycled corporate wrongdoing and its accompanying cynicism should be relegated to page 13 and allow some space or airtime for some of the positives in life.

There is no one step to be taken that will make investors feel better. Trust has been stripped away. We are in the midst of a complex situation, which demands solutions from a number of different quarters. Actions taken so far have prevented an even more severe deterioration of fundamentals. Steps need to be taken to give the economy another kick in the pants and to get investors refocused on existing evidence that the American economy is doing OK.

--------------------------------------------------------------------------------
      PREDICTIONS FOR 2002         YES    NO               COMMENT
      --------------------         ---    --               -------
--------------------------------------------------------------------------------
Fed will keep rates low but                    Could cut rates again due to
nearly at an end to cutting rates   X          fear of "Double Dip".
--------------------------------------------------------------------------------
Inflation still not a problem       X          Still true
--------------------------------------------------------------------------------
Oil prices will not increase               X   Oil prices are up on war fears
dramatically
--------------------------------------------------------------------------------
Euro should strengthen              X          It has, stabilizing at around
                                               parity to the U.S. Dollar
--------------------------------------------------------------------------------
Mr. Bush's popularity should        X          As predicted
decline
--------------------------------------------------------------------------------
U.S. economic growth will           X          4th quarter expected to be
approach 2%                                    weaker than 3rd quarter
--------------------------------------------------------------------------------
Investor psychology will improve           X   Only gotten worse
--------------------------------------------------------------------------------
Japanese Yen devaluation will be           X   OK
controlled
--------------------------------------------------------------------------------
India and Pakistan will not         X          No instant problem
deteriorate into worldwide crisis
--------------------------------------------------------------------------------
We will not have 3 down years                  Unfortunately, to assume a
for the stock market                       X   positive year would take a
                                               "huge leap of faith"
--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE*
FOR THE PERIOD FROM APRIL 30, 1999
TO OCTOBER 31, 2002                                   THE PENN STREET FUND, INC.
================================================================================

          ------------------------------------------------------------
          Average Annual Total Returns - Period Ended October 31, 2002

                                           One Year    Since Inception

          McGlinn Balanced Portfolio        -6.11%          4.44%
          Lehman Brothers/S&P 500            9.65%          5.03%
          ------------------------------------------------------------

          ------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                  10-31-2002
                                                  ----------
               McGlinn Balanced Portfolio         $   13,500
               Lehman Brothers/S&P 500            $   14,106
          ------------------------------------------------------------

CUMULATIVE PERFORMANCE*
FOR THE PEIROD FROM AUGUST 30, 2000 TO OCTOBER 31, 2002
================================================================================

          ------------------------------------------------------------
          Average Annual Total Returns - Period Ended October 31, 2002

                                           One Year    Since Inception

          PSA Sector Rotational Portfolio    -2.62%         -6.20%
          Russell 1000                      -14.60%        -20.89%
          ------------------------------------------------------------

          ------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                  10-31-2002
                                                  ----------
          PSA Sector Rotational Portfolio         $    8,658
          Russell 1000                            $    6,014
          ------------------------------------------------------------

* The chart assumes a hypothetical $10,000 initial in the Portfolio and reflects all Portfolio expenses

CUMULATIVE PERFORMANCE*
FOR THE PEIROD FROM AUGUST 30, 2000 TO OCTOBER 31, 2002
                                                      THE PENN STREET FUND, INC.
================================================================================

          ------------------------------------------------------------
          Average Annual Total Returns - Period Ended October 31, 2002

                                             One Year  Since Inception

          Baldwin Large Cap Growth Portfoio   -18.40%      -16.13%
          S&P 500                             -15.11%      -20.53%
          ------------------------------------------------------------

          ------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                  10-31-2002
                                                  ----------
          Baldwin Large Cap Growth Portfoio       $    6,732
          S&P 500                                 $    6,074
          ------------------------------------------------------------


          ------------------------------------------------------------
          Average Annual Total Returns - Period Ended October 31, 2002

                                             One Year  Since Inception

          Cumberland Taxable Income Fund       8.45%        10.81%
          Lehman Government/Credit             7.32%         9.62%
          ------------------------------------------------------------

          ------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                  10-31-2002
                                                  ----------
          Cumberland Taxable Income Fund          $   12,599
          Lehman Government/Credit                $   12,288
          ------------------------------------------------------------

* The chart assumes a hypothetical $10,000 initial in the Portfolio and reflects all Portfolio expenses

                           MCGLINN BALANCED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002

COMMON STOCKS - 45.03%                                 SHARES           VALUE
                                                       ------           -----
  APPAREL - 0.76%
       Nike, Inc.                                           200            9,438
                                                                    ------------

  AUTO MANUFACTURERS - 0.53%
       General Motors Corp.                                 200            6,650
                                                                    ------------

  BANKS - 2.25%
       Dime Bancorp, Inc.**                                 300               30
       Bank of America Corp.                                200           13,960
       FleetBoston Financial Corp.                          600           14,034
                                                                    ------------
                                                                          28,024
                                                                    ------------
  CHEMICALS - 2.05%
       FMC Corp.*                                           300            9,177
       Praxair, Inc.                                        300           16,350
                                                                    ------------
                                                                          25,527
                                                                    ------------
  COMPUTERS - 2.96%
       Hewlett-Packard Co.                                  400            6,320
       International Business Machines Corp.                200           15,788
       Unisys Corp.*                                      1,700           14,841
                                                                    ------------
                                                                          36,949
                                                                    ------------
  COSMETICS & TOILETRIES - 0.41%
       Kimberly-Clark Corp.                                 100            5,150
                                                                    ------------

  ELECTRONICS & ELECTRICAL EQUIPMENT - 1.16%
       Emerson Electric Co.                                 300           14,454
                                                                    ------------

  FINANCIAL SERVICES - 4.77%
       CIT Group, Inc.                                      300            5,343
       Citigroup, Inc.                                      400           14,780
       Fannie Mae                                           100            6,686
       Freddie Mac                                          100            6,158
       Household International, Inc.                        800           19,008
       Merrill Lynch & Co., Inc.                            200            7,590
                                                                    ------------
                                                                          59,565
                                                                    ------------
  FOOD & BEVERAGES - 0.39%
       HJ Heinz Co.                                         150            4,824
                                                                    ------------

  FOREST PRODUCTS & PAPER - 0.95%
       Boise Cascade Corp.                                  500           11,895
                                                                    ------------

  INSURANCE - 5.10%
       American International Group, Inc.                   300           18,765
       Everest Re Group Ltd.                                100            5,802
       Lincoln National Corp.                               200            6,102
       MGIC Investment Corp.                                100            4,196
       PMI Group, Inc.                                      300            8,940
       Travelers Property Casualty Corp.*                   717            9,515
       UnumProvident Corp.                                  500           10,260
                                                                    ------------
                                                                          63,580
                                                                    ------------

  MEDIA - 1.77%
       Comcast Corp.*                                       500           11,505
       Dow Jones & Co., Inc.                                300           10,536
                                                                    ------------
                                                                          22,041
                                                                    ------------
  MISCELLANEOUS MANUFACTURING - 3.37%
       Honeywell International, Inc.                        400            9,576
       Ingersoll-Rand Co.                                   500           19,500
       Tyco International Ltd.                              900           13,014
                                                                    ------------
                                                                          42,090
                                                                    ------------
  OIL & GAS - 2.88%
       Diamond Offshore Drilling                            300            6,270
       Marathon Oil Corp.                                   300            6,270
       Occidental Petroleum Corp.                           300            8,559
       Transocean, Inc.                                     300            6,594
       Unocal Corp.                                         300            8,292
                                                                    ------------
                                                                          35,985
                                                                    ------------
  PACKAGING & CONTAINERS - 0.83%
       Smurfit-Stone Container Corp.*                       800           10,408
                                                                    ------------

  PHARMACEUTICALS - 3.98%
       Abbott Laboratories                                  200            8,374
       Barr Laboratories, Inc.*                             100            5,883
       Bristol-Myers Squibb Co.                             300            7,383
       Eli Lilly & Co.                                      100            5,550
       Pfizer, Inc.                                         100            3,177
       Pharmacia Corp.                                      300           12,900
       Schering-Plough Corp.                                300            6,405
                                                                    ------------
                                                                          49,672
                                                                    ------------
  RETAIL - 1.52%
       Costco Wholesale Corp.*                              200            6,786
       Federated Department Stores*                         150            4,605
       Target Corp.                                         250            7,530
                                                                    ------------
                                                                          18,921
                                                                    ------------
  SAVINGS & LOANS - 0.36%
       Washington Mutual, Inc.                              125            4,470
                                                                    ------------

  SEMICONDUCTORS - 1.88%
       Analog Devices, Inc.*                                400           10,720
       Micron Technology, Inc.*                             400            6,400
       Texas Instruments, Inc.                              400            6,344
                                                                    ------------
                                                                          23,464
                                                                    ------------
  TELECOMMUNICATIONS - 6.20%
       Alltel Corp.                                         450           22,370
       AT&T Corp.                                         1,000           13,040
       Cisco Systems, Inc.*                                 700            7,826
       Motorola, Inc.                                       800            7,336
       Nokia OYJ                                            700           11,634
       Verizon Communications, Inc.                         400           15,104
                                                                    ------------
                                                                          77,310
                                                                    ------------
  TRANSPORTATION SERVICES - 0.91%
       FedEx Corp.                                          100            5,319
       United Parcel Service, Inc.                          100            6,001
                                                                    ------------
                                                                          11,320
                                                                    ------------
  TOTAL COMMON STOCKS (COST $680,956)                                    561,737
                                                                    ------------

FIXED INCOME SECURITIES - 16.52%
                                                      PRINCIPAL
                                                       AMOUNT           VALUE
                                                     ----------     ------------
CORPORATE BONDS - 16.52%
  Banks - 0.44%
       Bank of America Corp. 6.25% due 04/15/12           5,000            5,492
                                                                    ------------

  COMPUTERS - 2.02%
       Compaq Computer Corp. 6.20% due 05/15/03          15,000           15,262
       International Business Machines Corp.
          4.25% due 09/15/09                             10,000            9,922
                                                                    ------------
                                                                          25,184
                                                                    ------------
  COSMETICS & TOILETRIES - 1.40%
        Kimberly-Clark Corp. 7.10% due 08/01/07          15,000           17,423
                                                                    ------------

  FINANCIAL SERVICES - 5.03%
        Citigroup, Inc. 7.25% due 10/01/10                5,000            5,666
        Donaldson Lufkin & Jenrette, Inc.
           6.875% due 11/01/05                            5,000            5,436
        FPL Group Capital, Inc.
           7.6255 due 09/15/06                            5,000            5,467
        General Electric Capital Corp.
           5.875% due 02/15/12                           15,000           15,783
        General Electric Capital Corp.
           5.00% due 06/15/07                             5,000            5,235
        General Motors Acceptance Corp.
           6.85% due 06/17/04                             5,000            5,089
        Household Finance Corp. 6.50% due 01/24/06        5,000            4,510
        International Lease Finance Corp.
           5.625% due 06/01/07                            5,000            5,024
        John Deere Capital Corp.
           4.50% due 08/22/07                             5,000            5,143
        SLM Corp. 5.625% due 04/10/07                     5,000            5,402
                                                                    ------------
                                                                          62,755
                                                                    ------------
  FOREST PRODUCTS & PAPER - 0.45%
       International Paper Co. 8.125% due 07/08/05        5,000            5,626
                                                                    ------------

  HOME BUILDERS - 0.43%
       Centex Corp. 7.375% due 06/01/05                   5,000            5,341
                                                                    ------------

  MEDIA - 0.44%
       Tele-Communications-TCI Group
          9.80% due 02/01/12                              5,000            5,541
                                                                    ------------

  MINING - 0.47%
       Alcoa, Inc. 7.375% due 08/01/10                    5,000            5,864
                                                                    ------------

  OIL & GAS - 1.96%
       Conoco Funding, Co. 5.45% due 10/15/06            10,000           10,696
       Transocean, Inc. 6.75% due 04/15/05               10,000           10,655
       Williams Cos., Inc. 8.125% due 03/15/12            5,000            3,100
                                                                    ------------
                                                                          24,451
                                                                    ------------
  PHARMACEUTICALS - 0.45%
       Cardinal Health, Inc. 6.75% due 02/15/11           5,000            5,655
                                                                    ------------

  SAVINGS & LOANS - 1.33%
       Sovereign Bancorp, Inc. 10.50% due 11/15/06        5,000            5,575
       Washington Mutual Bank FA 6.875% due 06/15/11     10,000           10,960
                                                                    ------------
                                                                          16,535
                                                                    ------------
  TELECOMMUNICATIONS - 1.69%
       Alltel Corp. 7.00% due 07/01/12                   10,000           11,263
       AT&T Wireless Services, Inc. 7.35% due 03/01/06    5,000            4,525
       COX Communications, Inc. 7.75% due 08/15/06        5,000            5,304
                                                                    ------------
                                                                          21,092
                                                                    ------------
  UTILITIES - 0.41%
       Dominion Resources, Inc. 7.60% due 07/15/03        5,000            5,128
                                                                    ------------
  TOTAL CORPORATE BONDS (COST $203,607)                                  206,087
                                                                    ------------

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.15%
  UNITED STATES TREASURY NOTES - 16.85%
      United States Treasury 3.50% due 11/15/06          20,000           20,742
      United States Treasury 5.00% due 08/15/11          30,000           32,678
      United States Treasury 5.75% due 08/15/10          25,000           28,548
      United States Treasury 5.875% due 02/15/04         50,000           52,839
      United States Treasury 6.125% due 08/15/07         15,000           17,249
      United States Treasury 6.25% due 08/15/23          20,000           22,966
      United States Treasury 6.625% due 05/15/07         25,000           29,220
      United States Treasury 6.50% due 02/15/10           5,000            5,943
                                                                    ------------
                                                                         210,185
                                                                    ------------

  FEDERAL HOME LOAN MORTGAGE CORP. - 2.44%
      FHLMC 2.875% due 09/15/05                          30,000           30,459
                                                                    ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.86%
      FNMA 5.375% due 11/15/11                           10,000           10,678
                                                                    ------------

  TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT
     AGENCY OBLIGATIONS (COST $239,071)                                  251,322
                                                                    ------------

SHORT-TERM INVESTMENTS - 18.75%
  Millennium Bank Money Market                          233,928          233,928
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS (COST $233,928)          233,928
                                                                    ------------

TOTAL VALUE OF INVESTMENTS (COST $1,357,562) - 100.45%                 1,253,074
                                                                    ------------

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.45)%                     (5,656)
                                                                    ------------
TOTAL NET ASSETS - 100%                                             $  1,247,418
                                                                    ============

*Non-income producing security
** Warrants: Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                         PSA SECTOR ROTATIONAL PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002


COMMON STOCKS - 95.93%                                 SHARES           VALUE
                                                       ------           -----
  AUTO MANUFACTURERS - 1.06%
     General Motors Corp.                                 1,000           33,250
                                                                    ------------

  AUTO PARTS & EQUIPMENT - 4.46%
     BorgWarner, Inc.                                     1,800           80,964
     Lear Corp.*                                          1,600           58,480
                                                                    ------------
                                                                         139,444
                                                                    ------------
  BANKS - 3.43%
     BOK Financial Corp.*                                 3,266          107,190
                                                                    ------------

  BIOTECHNOLOGY - 1.09%
     Bio-Rad Laboratories, Inc.*                            800           34,088
                                                                    ------------

  CASINO & HOTELS - 3.24%
     Harrah's Entertainment, Inc.*                        1,000           42,000
     Mandalay Resort Group*                               1,000           28,290
     MGM MIRAGE*                                          1,000           31,100
                                                                    ------------
                                                                         101,390
                                                                    ------------
  COMMERCIAL SERVICES - 2.70%
     H&R Block, Inc.                                      1,000           44,380
     Rent-A-Center, Inc.*                                   900           39,915
                                                                    ------------
                                                                          84,295
                                                                    ------------
  COMPUTER SERVICES & SOFTWARE - 3.12%
     Electronic Arts, Inc.*                               1,500           97,680
                                                                    ------------

  COMPUTERS - 2.87%
     Cognizant Technology Solutions Corp.*                  500           33,085
     Synopsys, Inc.*                                      1,500           56,775
                                                                    ------------
                                                                          89,860
                                                                    ------------
  ENGINEERING & CONSTRUCTION - 1.94%
     Jacobs Engineering Group, Inc.*                      2,000           60,580
                                                                    ------------

  FINANCIAL SERVICES - 9.82%
     Capital One Financial Corp.                          1,100           33,517
     Countrywide Credit Industries, Inc.                  1,600           80,496
     Doral Financial Corp.                                2,700           70,902

     Fannie Mae                                             500           33,430
     Freddie Mac                                            900           55,422
     Household International, Inc.                        1,400           33,264
                                                                    ------------
                                                                         307,031
                                                                    ------------
  FOOD & BEVERAGES - 2.84%
     Adolph Coors Co.                                       500           34,240
     Fresh Del Monte Produce, Inc.                        2,000           54,520
                                                                    ------------
                                                                          88,760
                                                                    ------------
  HEALTHCARE - PRODUCTS - 5.48%
     Henry Schein, Inc.*                                  1,000           50,170
     Patterson Dental Co.*                                  600           30,906
     Coventry Health Care, Inc.*                          2,700           90,342
                                                                    ------------
                                                                         171,418
                                                                    ------------
  HEALTHCARE - SERVICES - 6.83%
     Tenet Healthcare Corp.*                                550           15,813
     Triad Hospitals, Inc.*                                 950           34,675
     UnitedHealth Group, Inc.                               800           72,760
     WellPoint Health Networks, Inc.*                     1,200           90,252
                                                                    ------------
                                                                         213,500
                                                                    ------------
  HOME BUILDERS - 1.74%
     DR Horton, Inc.                                      1,350           26,014
     KB Home                                                600           28,320
                                                                    ------------
                                                                          54,334
                                                                    ------------
  INSURANCE - 10.03%
     AMBAC Financial Group, Inc.                          1,300           80,340
     Old Republic International Corp.                     2,500           74,525
     PMI Group, Inc.                                      2,800           83,440
     Torchmark Corp.                                      2,100           75,180
                                                                    ------------
                                                                         313,485
                                                                    ------------
  LEISURE & ENTERTAINMENT PRODUCTS - 2.42%
     GTECH Holdings Corp.*                                1,700           44,200
     Polaris Industries, Inc.                               500           31,495
                                                                    ------------
                                                                          75,695
                                                                    ------------

  MACHINERY - DIVERSIFIED - 1.54%
     AGCO Corp.*                                          1,900           48,260
                                                                    ------------

  OIL & GAS - 6.66%
     Apache Corp.                                         1,200           64,872
     Devon Energy Corp.                                   1,500           75,750
     Pogo Producing Co.                                   1,000           36,050
     Occidental Petroleum Corp.                           1,100           31,383
                                                                    ------------
                                                                         208,055
                                                                    ------------

  PACKAGING & CONTAINERS - 3.06%
     Owens-Illinois, Inc.*                                3,000           35,970
     Pactiv Corp.*                                        3,000           59,520
                                                                    ------------
                                                                          95,490
                                                                    ------------
  RETAIL - 12.08%
     Autozone, Inc.*                                      1,000           85,770
     Darden Restaurants, Inc.                             2,550           48,399
     Dillard's, Inc.                                      1,800           29,682
     Lowe's Cos., Inc.                                    1,000           41,730
     Michaels Stores, Inc.*                                 700           31,472
     Ross Stores, Inc.                                    1,100           46,035
     Ruby Tuesday, Inc.                                   1,700           29,665
     Wendy's International, Inc.                          1,000           31,680
     Williams-Sonoma, Inc.*                               1,400           33,320
                                                                    ------------
                                                                         377,753
                                                                    ------------
  SAVINGS & LOANS - 5.12%
     Greenpoint Financial Corp.                           1,600           69,712
     Roslyn Bancorp, Inc.                                 1,400           23,183
     Staten Island Bancorp, Inc.                          1,900           35,112
     Washington Mutual, Inc.                                900           32,184
                                                                    ------------
                                                                         160,191
                                                                    ------------
  STEEL PRODUCTION - 0.74%
     United States Steel Corp.                            1,800           23,130
                                                                    ------------

  TRANSPORTATION SERVICES - 1.83%
     Union Pacific Corp.                                    500           29,525
     JB Hunt Transport Services, Inc.*                    1,000           27,690
                                                                    ------------
                                                                          57,215
                                                                    ------------
  UTILITIES - 1.83%
     Entergy Corp.                                        1,300           57,317
                                                                    ------------

  TOTAL COMMON STOCKS (COST $3,036,078)                                2,999,411
                                                                    ------------

SHORT-TERM INVESTMENTS - 4.20%
  MONEY MARKET FUND
     Millennium Bank Money Market                       131,176          131,176
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $131,176)                             131,176
                                                                    ------------

TOTAL VALUE OF INVESTMENTS (COST $3,167,254) - 100.13%                 3,130,587
                                                                    ------------

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.13)%                     (3,895)
                                                                    ------------
TOTAL NET ASSETS - 100%                                             $  3,126,692
                                                                    ============

*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                       BALDWIN LARGE CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002


COMMON STOCKS - 80.03%                                 SHARES           VALUE
                                                       ------           -----
  AEROSPACE & DEFENSE - 2.61%
     General Dynamics Corp.                                 225           17,804
     L-3 Communications Holdings, Inc.*                     325           15,275
                                                                    ------------
                                                                          33,079
                                                                    ------------
  BANKS - 8.20%
     Bank of New York Co., Inc.                             600           15,600
     Commerce Bancorp, Inc. - New Jersey                    550           25,251
     Compass Bancshares, Inc.                               775           25,033
     Fifth Third Bancorp                                    400           25,400
     Wells Fargo & Co.                                      250           12,618
                                                                    ------------
                                                                         103,902
                                                                    ------------
  BIOTECHNOLOGY - 1.38%
     Amgen, Inc.*                                           375           17,460
                                                                    ------------

  CHEMICALS - 2.04%
     Praxair, Inc.                                          475           25,888
                                                                    ------------

  COMMERCIAL SERVICES - 3.24%
     Apollo Group, Inc.*                                    575           23,863
     Concord EFS, Inc.*                                     375            5,355
     Moody's Corp.                                          250           11,775
                                                                    ------------
                                                                          40,993
                                                                    ------------
  COMPUTER SOFTWARE & SERVICES - 3.33%
     Adobe Systems, Inc.                                    300            7,092
     BEA Systems, Inc.*                                     500            4,045
     Electronic Arts, Inc.*                                 200           13,024
     Microsoft Corp.*                                       150            8,021
     Peoplesoft, Inc.*                                      550            9,955
                                                                    ------------
                                                                          42,137
                                                                    ------------
  COMPUTERS - 3.35%
     Affiliated Computer Services, Inc.*                    275           12,664
     Dell Computer Corp.*                                   625           17,881
     International Business Machines Corp.                  150           11,841
                                                                    ------------
                                                                          42,386
                                                                    ------------
  COSMETICS & TOILETRIES - 2.10%
     Procter & Gamble Co.                                   300           26,535
                                                                    ------------

  ELECTRONICS & ELECTRICAL EQUIPMENT - 0.61%
     Jabil Circuit, Inc.*                                   500            7,715
                                                                    ------------

  FINANCIAL SERVICES - 6.18%
     Citigroup, Inc.                                        550           20,323
     Fannie Mae                                             300           20,058
     Household International, Inc.                          225            5,346
     MBNA Corp.                                           1,250           25,388
     Merrill Lynch & Co., Inc.                              188            7,135
                                                                    ------------
                                                                          78,250
                                                                    ------------

  FOOD & BEVERAGES - 5.62%
     Constellation Brands, Inc.*                            700           17,731
     PepsiCo, Inc.                                          600           26,460
     Sysco Corp.                                            850           26,928
                                                                    ------------
                                                                          71,119
                                                                    ------------
  HEALTHCARE - PRODUCTS - 2.98%
     Baxter International, Inc.                             450           11,259
     Johnson & Johnson                                      450           26,437
                                                                    ------------
                                                                          37,696
                                                                    ------------
  HEALTHCARE - SERVICES - 2.70%
     Tenet Healthcare Corp.*                                600           17,250
     WellPoint Health Networks, Inc.*                       225           16,922
                                                                    ------------
                                                                          34,172
                                                                    ------------
  INSURANCE - 3.29%
     American International Group, Inc.                     300           18,765
     XL Capital Ltd.                                        300           22,845
                                                                    ------------
                                                                          41,610
                                                                    ------------
  INTERNET SOFTWARE & SERVICES - 1.42%
     Symantec Corp.*                                        450           18,000
                                                                    ------------

  LEISURE & ENTERTAINMENT PRODUCTS - 1.96%
     Harley-Davidson, Inc.                                  475           24,842
                                                                    ------------

  MISCELLANEOUS MANUFACTURING - 3.21%
     3M Co.                                                 175           22,214
     General Electric Co.                                   150            3,787
     SPX Corp.*                                             350           14,703
                                                                    ------------
                                                                          40,704
                                                                    ------------
  MULTIMEDIA - 1.06%
     Viacom, Inc.*                                          300           13,383
                                                                    ------------

  OIL & GAS - 4.52%
     Apache Corp.                                           532           28,760
     EOG Resources, Inc.                                    100            3,703
     Exxon Mobil Corp.                                      400           13,464
     Tidewater, Inc.                                        400           11,268
                                                                    ------------
                                                                          57,195
                                                                    ------------
  PHARMACEUTICALS - 7.00%
     AmerisourceBergen Corp.                                350           24,902
     Forest Laboratories, Inc.*                             200           19,598
     King Pharmaceuticals, Inc.*                            675           10,361
     Pfizer, Inc.                                           575           18,268
     Teva Pharmaceutical Industries Ltd.                    200           15,486
                                                                    ------------
                                                                          88,615
                                                                    ------------
  RETAIL - 4.81%
     Barnes & Noble, Inc.*                                  600           12,660
     Best Buy Co., Inc.*                                    325            6,698
     Starbucks Corp.*                                       925           21,969
     Target Corp.                                           650           19,578
                                                                    ------------
                                                                          60,905
                                                                    ------------
  SEMICONDUCTORS - 2.39%
     Analog Devices, Inc.*                                  375           10,050
     Intel Corp.                                            225            3,893
     Kla-Tencor Corp.*                                      350           12,463
     Nvidia Corp.*                                          325            3,867
                                                                    ------------
                                                                          30,273
                                                                    ------------

  TELECOMMUNICATIONS - 1.96%
     Cisco Systems, Inc.*                                   525            5,869
     SBC Communications, Inc.                               175            4,490
     Telefonos de Mexico SA de CV                           475           14,487
                                                                    ------------
                                                                          24,846
                                                                    ------------
  TOY MANUFACTURING - 2.21%
     Mattel, Inc.                                         1,525           27,999
                                                                    ------------

  TRANSPORTATION SERVICES - 1.86%
     Union Pacific Corp.                                    400           23,620
                                                                    ------------
  TOTAL COMMON STOCKS (COST $1,166,975)                                1,013,324
                                                                    ------------

INDEX FUNDS - 8.98%
     SPDR Trust Series 1                                  1,280          113,664
                                                                    ------------

  TOTAL INDEX FUNDS (COST $116,480)                                      113,664
                                                                    ------------

SHORT-TERM INVESTMENTS - 10.81%
  MONEY MARKET FUND
     Millennium Bank Money Market                       136,859          136,859
                                                                    ------------

  TOTAL SHORT-TERM INVESTMENTS (COST $136,859)                           136,859
                                                                    ------------

TOTAL VALUE OF INVESTMENTS (COST $1,420,314) - 99.82%                  1,263,847
                                                                    ------------

ASSETS LESS LIABILITIES, NET - 0.18%                                       2,343
                                                                    ------------

TOTAL NET ASSETS - 100%                                             $  1,266,190
                                                                    ============

*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                       CUMBERLAND TAXABLE INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2002


PREFERRED STOCKS - 23.76%                              SHARES           VALUE
                                                     ----------     ------------
  MUNICIPAL PREFERRED - 19.63%
     New Jersey Economic Development Authority
     7.600% due 02/15/29                                 20,000     $    511,000

     Philadelphia Authority for Industrial
     Development 6.550% due 10/15/28                      9,000          229,140
                                                                    ------------
                                                                         740,140
                                                                    ------------

  GOVERNMENT PREFERRED - 4.13%
     Tennessee Valley Authority
     6.500% due 05/01/29                                  6,000          155,580
                                                                    ------------
                                                                         155,580
                                                                    ------------

  TOTAL PREFERRED STOCKS (COST $861,802)                                 895,720
                                                                    ------------

                                                      PRINCIPAL
MUNICIPAL BONDS - 69.24%                               AMOUNT           VALUE
                                                     ----------     ------------
  CALIFORNIA - 6.71%
     San Diego County
     6.125% due 08/15/32                                 10,000          252,900

  LOUISIANA - 4.18%
     Orleans Parish School Board
     6.40% due 02/01/04                                 150,000          157,746

  MASSACHUSETTS - 26.52%
     Northeastern University Revenue
     1.90% due 10/01/30                               1,000,000        1,000,000

  VERMONT - 26.52%
     Vermont Student Assistance Corp.
     1.80% due 12/15/36                               1,000,000        1,000,000

  VIRGINIA - 5.31%
     Virginia Housing Development Authority
     6.02% due 01/01/28                                 200,000          200,000
                                                                    ------------

  TOTAL MUNICIPAL BONDS (COST $2,607,347)                              2,610,646
                                                                    ------------

SHORT-TERM INVESTMENTS - 6.75%

  MONEY MARKET FUND - 6.75%
     Millennium Bank Money Market                       254,287     $    254,287
                                                                    ------------

  TOTAL SHORT-TERM INVESTMENTS (COST $254,287)                           254,287
                                                                    ------------

TOTAL VALUE OF INVESTMENTS (COST $3,723,436) - 99.75%                  3,760,653
                                                                    ------------

OTHER ASSETS LESS LIABILITIES, NET - 0.25%                                 9,584
                                                                    ------------

TOTAL NET ASSETS - 100%                                             $  3,770,237
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

                                                                                  PSA SECTOR      BALDWIN LARGE-    CUMBERLAND
                                                              MCGLINN BALANCED    ROTATIONAL       CAP GROWTH     TAXABLE INCOME
                                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                ------------     ------------     ------------     ------------
Assets
   Investments in securities, at value (cost $1,357,562,
   3,167,254, 1,420,314, 3,723,436, respectively) (Note 1-A)       1,253,074        3,130,587        1,263,847        3,760,653
   Receivables:
      Interest and Dividends                                           7,700            2,022              713           16,028
      Investments sold                                                 5,647               --           39,252               --
      Prepaid Expenses                                                 1,111            2,749            2,241            2,772

                                                                ------------     ------------     ------------     ------------
    Total Assets                                                   1,267,532        3,135,358        1,306,053        3,779,453
                                                                ------------     ------------     ------------     ------------

LIABILITIES
   Payable for Securities Purchased                                   16,932               --           36,625               --
   Accrued Management Fees (Note 3)                                    1,032            2,719              901            3,211
   Accrued Expenses                                                    2,150            5,947            2,337            6,005
                                                                ------------     ------------     ------------     ------------

   Total Liabilities                                                  20,114            8,666           39,863            9,216
                                                                ------------     ------------     ------------     ------------

NET ASSETS                                                      $  1,247,418     $  3,126,692     $  1,266,190     $  3,770,237
                                                                ============     ============     ============     ============

Shares outstanding                                                   109,013          300,911          159,094          266,508

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE        $      11.44     $      10.39     $       7.96     $      14.15
                                                                ============     ============     ============     ============

Net assets consist of:
--------------------------------------------------------
Paid-in capital                                                 $  2,170,056     $  3,543,686     $  1,630,403     $  3,472,290
Undistributed net investment income / (loss)                              --               --               --           14,218
Accumulated net realized gain/(loss) on investments                 (818,150)        (380,327)        (207,746)         246,512
Unrealized appreciation/depreciation of investments                 (104,488)         (36,667)        (156,467)          37,217
                                                                ------------     ------------     ------------     ------------

                                                                $  1,247,418     $  3,126,692     $  1,266,190     $  3,770,237
                                                                ============     ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2002

                                                                                PSA SECTOR      BALDWIN LARGE-    CUMBERLAND
                                                            MCGLINN BALANCED    ROTATIONAL       CAP GROWTH     TAXABLE INCOME
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                              ------------     ------------     ------------     ------------
Investment Income
    Interest                                                  $     29,170     $      2,882     $      1,957     $     84,405
    Dividends                                                        9,398           30,494            7,252           71,726
                                                              ------------     ------------     ------------     ------------
      Total Income                                                  38,568           33,376            9,209          156,131
                                                              ------------     ------------     ------------     ------------

Expenses
    Advisory Fees (Note 3)                                           8,637           26,331            8,196           22,079
    Shareholder Servicing Fees (Note 4)                              2,723            8,454            2,650            8,039
    Citco-Quaker Service Fees (Note 3)                               5,121           15,739            4,911           15,149
    Millennium Bank Administration Fees (Note 3)                       846            2,807              902            2,438
    Legal and Audit Fees                                             3,931            9,674            3,456            9,216
    Custody Fees                                                     4,482            7,774            3,886            3,586
    Trustee Fees                                                     1,300            1,355            1,042            1,347
    Other Operating Expenses                                           693            3,260              229            2,919
                                                              ------------     ------------     ------------     ------------

      Total expenses before reimbursements                          27,733           75,394           25,272           64,773
      Less: Reimbursements (Note 3)                                 (7,265)          (7,859)          (5,694)          (1,795)
               Waivers (Note 3)                                     (3,131)          (8,277)          (2,575)          (9,577)
                                                              ------------     ------------     ------------     ------------
      Total expenses after reimbursements                           17,337           59,258           17,003           53,401

Net Investment Income/(Loss)                                        21,231          (25,882)          (7,794)         102,730
                                                              ------------     ------------     ------------     ------------

Net realized gain/(loss) from:
    Investment securities                                          (50,683)        (207,414)        (181,686)         246,512


Net change in unrealized appreciation/(depreciation) from:
    Investment securities                                          (50,168)         128,892          (65,800)         (52,523)


Net Realized and Unrealized Gain/(Loss)
    From Investments                                              (100,851)         (78,522)        (247,486)         193,989
                                                              ------------     ------------     ------------     ------------

NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                 $    (79,620)    $   (104,404)    $   (255,280)    $    296,719
                                                              ============     ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

PENN STREET FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                            MCGLINN BALANCED PORTFOLIO      PSA SECTOR ROTATIONAL PORTFOLIO
                                                           -----------------------------     -----------------------------
                                                              For the          For the          For the         For the
                                                            Year Ended       Year Ended       Year Ended      Year Ended
                                                            October 31,      October 31,      October 31,      October 31,
                                                               2002             2001             2002             2001
                                                           ------------     ------------     ------------     ------------
INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                           $     21,231     $     20,447     $    (25,882)    $     (9,798)
    Net realized gain (loss) on investments
       and foreign currency transactions                        (50,683)             598         (207,414)        (159,610)
    Net increase/(decrease) in unrealized appreciation/
       (depreciation) on investments                            (50,168)         (80,665)         128,892         (208,016)
                                                           ------------     ------------     ------------     ------------
    Net increase/(decrease) in net assets resulting
          from operations                                       (79,620)         (59,620)        (104,404)        (377,424)

LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 5)                              (23,017)         (18,662)              --               --
    Realized gains (Note 5)                                          --               --               --               --

Increase/(decrease) in net assets derived from
      capital share transactions                                155,441         (181,141)         450,352        1,462,981
                                                           ------------     ------------     ------------     ------------

       Total decrease in net assets                              52,804         (259,423)         345,948        1,085,557

NET ASSETS:
      Beginning of period                                     1,194,614        1,454,037        2,780,744        1,695,187
                                                           ------------     ------------     ------------     ------------
      End of period (including undistributed net
      investment income of $6,926, $1,785, $0
      and $0, respectively)                                $  1,247,418     $  1,194,614     $  3,126,692     $  2,780,744
                                                           ============     ============     ============     ============

                                                              Shares           Shares           Shares           Shares
                                                           ------------     ------------     ------------     ------------
          Shares sold                                            73,066            1,531           87,737          124,516
          Shares reinvested                                       1,261            1,064               --               --
          Shares redeemed                                       (61,268)         (16,410)         (47,494)          (2,268)
                                                           ------------     ------------     ------------     ------------

          Increase/(decrease)                                    13,059          (13,815)          40,243          122,248
                                                           ============     ============     ============     ============

                                                               Value            Value            Value            Value
                                                           ------------     ------------     ------------     ------------
          Dollars sold                                     $    857,704     $     20,215     $    979,191     $  1,488,696
          Dollars reinvested                                     15,069           13,824               --               --
          Dollars redeemed                                     (717,332)        (215,180)        (528,839)         (25,715)
                                                           ------------     ------------     ------------     ------------

          Increase/(decrease)                              $    155,441     $   (181,141)    $    450,352     $  1,462,981
                                                           ============     ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

PENN STREET FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 BALDWIN LARGE-CAP                 CUMBERLAND TAXABLE
                                                                  GROWTH PORTFOLIO                  INCOME PORTFOLIO
                                                           -----------------------------     -----------------------------
                                                              For the          For the          For the         For the
                                                            Year Ended       Year Ended       Year Ended      Year Ended
                                                            October 31,      October 31,      October 31,      October 31,
                                                               2002             2001             2002             2001
                                                           ------------     ------------     ------------     ------------
INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                           $     (7,794)    $      6,238     $    102,730     $     73,007
    Net realized gain (loss) on invesrments
       and foreign currency transactions                       (181,686)         (26,060)         246,512           11,880
    Net increase/(decrease) in unrealized appreciation/
       (depreciation) on investments                            (65,800)         (90,667)         (52,523)          85,226
                                                           ------------     ------------     ------------     ------------
    Net increase/(decrease) in net assets resulting
          from operations                                      (255,280)        (110,489)         296,719          170,113

LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                        (2,140)          (3,177)        (156,558)          (4,961)
    Realized gains                                                   --               --          (11,880)              --

Increase in net assets derived from
      capital share transactions                                735,664          440,291        1,660,870        1,246,943
                                                           ------------     ------------     ------------     ------------

       Total increase in net assets                             478,244          326,625        1,789,151        1,412,095

NET ASSETS:
      Beginning of period                                       787,946          461,321        1,981,086          568,991
                                                           ------------     ------------     ------------     ------------

      End of period (including undistributed net
      investment income of $0, $3,061, $14,218
      and $68,046, respectively)                           $  1,266,190     $    787,946     $  3,770,237     $  1,981,086
                                                           ============     ============     ============     ============

                                                              Shares           Shares           Shares           Shares
                                                           ------------     ------------     ------------     ------------
          Shares sold                                            90,583           50,429          131,149          110,856
          Shares reinvested                                         204              264           11,565              399
          Shares redeemed                                       (12,248)          (8,495)         (20,082)         (14,392)
                                                           ------------     ------------     ------------     ------------

          Increase/(decrease)                                    78,539           42,198          122,632           96,863
                                                           ============     ============     ============     ============

                                                               Value            Value            Value            Value
                                                           ------------     ------------     ------------     ------------
          Dollars sold                                     $    831,289     $    537,850     $  1,778,116     $  1,431,841
          Dollars reinvested                                      2,140            3,177          154,581            4,961
          Dollars redeemed                                      (97,765)        (100,736)        (271,827)        (189,859)
                                                           ------------     ------------     ------------     ------------

          Increase/(decrease)                              $    735,664     $    440,291     $  1,660,870     $  1,246,943
                                                           ============     ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

PENN STREET FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
                                                                            MCGLINN BALANCED PORTFOLIO
                                                       --------------------------------------------------------------------------
                                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                       October 31,     October 31,     October 31,    October 31,(3)   October 31,
                                                          2002            2001            2000            1999            1998
                                                       ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Period                   $    12.45      $    13.25      $    12.82      $    10.89      $    11.37
                                                       ----------      ----------      ----------      ----------      ----------
Income from Investment Operations
    Net investment income                                    0.23            0.20            0.23            0.12            0.05

    Net realized and unrealized gain/
      (loss) on investments                                 (0.99)          (0.82)           0.49            2.00           (0.41)
                                                       ----------      ----------      ----------      ----------      ----------

       Total from Investment Operations                     (0.76)          (0.62)           0.72            2.12           (0.36)
                                                       ----------      ----------      ----------      ----------      ----------
Less Distributions
   Distributions from net investment income                 (0.25)          (0.18)          (0.29)          (0.15)          (0.05)
   Distributions from realized gains                           --              --              --           (0.04)          (0.07)
                                                       ----------      ----------      ----------      ----------      ----------
   Total distributions                                      (0.25)          (0.18)          (0.29)          (0.19)          (0.12)
                                                       ----------      ----------      ----------      ----------      ----------

Net asset value, end of period                         $    11.44      $    12.45      $    13.25      $    12.82      $    10.89
                                                       ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                               (6.19%)         (4.72%)          5.66%          19.45%          (3.18%)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)            $    1,247      $    1,195      $    1,454      $    2,770      $    3,060
   Ratio of expenses to average net assets
      before reimbursement of expenses
      by advisor                                            2.54%           2.77%           2.31%           1.90%           1.99%
      after reimbursement of expenses
      by advisor                                            1.59%           1.75%           2.25%           1.90%           1.99%
   Ratio of net investment income (loss) to
      average net assets before reimbursement
      of expenses by advisor                                0.99%           1.49%           1.66%           1.02%           0.17%
      after reimbursement of expenses
      by advisor                                            1.95%           2.51%           1.72%           1.02%           0.17%

Portfolio Turnover Rate                                      109%             62%            140%            194%             44%

(1)  Annualized
(2)  Not Annualized
(3) On April 5, 1999 the Fund's investment objectives were changed from "high total return, with emphasis on capital appreciation" to "Long-term growth with moderate income" and McGlinn Capital Management, Inc. was retained as the Fund's new investment advisor.

    The accompanying notes are an integral part of the financial statements.

PENN STREET FUNDS, INC.
Financial Highlights
For a share outstanding throughout each period
(CONTINUED)                                          PSA SECTOR ROTATIONAL PORTFOLIO          BALDWIN LARGE-CAP GROWTH PORTFOLIO
                                                  --------------------------------------    --------------------------------------
                                                  Year Ended    Year Ended   Period Ended   Year Ended    Year Ended   Period Ended
                                                  October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
                                                     2002          2001          2000*         2002          2001          2000*
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period              $    10.67    $    12.25    $    12.00    $     9.78    $    12.03    $    12.00
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
    Net investment income                              (0.09)        (0.04)        (0.01)        (0.07)         0.14          0.08

    Net realized and unrealized gain/
       (loss) on investments                           (0.19)        (1.54)         0.26         (1.72)        (2.29)         0.00
                                                  ----------    ----------    ----------    ----------    ----------    ----------

       Total from Investment Operations                (0.28)        (1.58)         0.25         (1.79)        (2.15)         0.08
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Less Distributions
   Distributions from net investment income             0.00          0.00          0.00         (0.03)        (0.10)        (0.05)
   Distributions from realized gains                    0.00          0.00          0.00          0.00          0.00          0.00
                                                  ----------    ----------    ----------    ----------    ----------    ----------
   Total distributions                                  0.00          0.00          0.00         (0.03)        (0.10)        (0.05)
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                    $    10.39    $    10.67    $    12.25    $     7.96    $     9.78    $    12.03
                                                  ==========    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                          (2.62%)      (12.90%)        2.08%(2)    (18.40%)      (18.05%)        0.68%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)       $    3,127    $    2,781    $    1,695    $    1,266    $      788    $      461
   Ratio of expenses to average net assets
      before reimbursement of expenses
      by advisor                                       2.23%          2.34%        3.59%(1)      2.38%         4.20%          9.48%
      after reimbursement of expenses
      by advisor                                       1.75%          1.75%        1.65%(1)      1.60%         1.75%          1.63%
   Ratio of net investment income (loss) to
      average net assets before reimbursement
      of expenses by advisor                          (1.25%)        (0.38%)      (2.30%)(1)    (1.51%)        1.23%         (4.13%)
      after reimbursement of expenses
      by advisor                                      (0.77%)         0.21%       (0.36%)(1)    (0.73%)        3.68%          3.72%

Portfolio Turnover Rate                                 137%           252%          41%           32%           20%             0%

*    Commenced operations on August 30, 2000
(1)  Annualized
(2)  Not Annualized

    The accompanying notes are an integral part of the financial statements.

PENN STREET FUNDS, INC.
Financial Highlights
For a share outstanding throughout each period
(CONTINUED)                                                     CUMBERLAND TAXABLE INCOME PORTFOLIO
                                                             ----------------------------------------
                                                             Year Ended     Year Ended    Period Ended
                                                             October 31,    October 31,    October 31,
                                                                2002           2001           2000*
                                                             ----------     ----------     ----------
Net Asset Value, Beginning of Period                         $    13.77     $    12.10     $    12.00
                                                             ----------     ----------     ----------
Income from Investment Operations
    Net investment income                                          0.26           0.66           0.09

    Net realized and unrealized gain/(loss) on investments         0.85           1.09           0.08
                                                             ----------     ----------     ----------

       Total from Investment Operations                            1.11           1.75           0.17
                                                             ----------     ----------     ----------
Less Distributions
   Distributions from net investment income                       (0.67)         (0.08)         (0.07)
   Distributions from realized gains                              (0.06)          0.00           0.00
                                                             ----------     ----------     ----------
   Total distributions                                            (0.73)         (0.08)         (0.07)
                                                             ----------     ----------     ----------

Net asset value, end of period                               $    14.15     $    13.77     $    12.10
                                                             ==========     ==========     ==========

TOTAL RETURN                                                     8.45%         14.54%          1.42%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)                  $    3,770     $    1,981     $      569
   Ratio of expenses to average net assets
      before reimbursement of expenses
      by advisor                                                 2.01%          2.36%          5.21%
      after reimbursement of expenses
      by advisor                                                 1.66%          1.75%          1.64%
   Ratio of net investment income (loss) to
      average net assets before reimbursement
      of expenses by advisor                                     2.84%          5.00%          0.11%
      after reimbursement of expenses
      by advisor                                                 3.19%          5.61%          3.68%

Portfolio Turnover Rate                                           163%            29%             0%

*    Commenced operations on August 30, 2000
(1)  Annualized
(2)  Not Annualized

    The accompanying notes are an integral part of the financial statements.

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002

(1)  ORGANIZATION

Penn Street Fund Inc. (the "FUND") was organized as a Maryland corporation on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as an open-end management investment company. The Fund currently is authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue an indefinite number of series and share classes. The Fund currently offers shares in four series, the McGlinn Balanced Portfolio, The Cumberland Taxable Income Portfolio, The Baldwin Large-Cap Growth Portfolio and The Penn Street Advisors Sector Rotational Portfolio (PSA Sector Portfolio) (collectively the "PORTFOLIOS"). The investment objectives of each Portfolio are set forth below.

The McGlinn Balanced Portfolio commenced investment operations under its current investment objective on April 5, 1999. The Portfolio's current investment objective is to provide long-term growth with moderate income using a flexible asset allocation approach that emphasizes the selection of securities (typically 60% domestic equity securities and 40% in domestic fixed income securities) that provide sufficient current income to reduce downside risk. From November 10, 1995 to April 4, 1999, the Portfolio operated under a different investment objective.

The Cumberland Taxable Income Portfolio commenced investment operations on August 30, 2000. The Portfolio's current investment objective is to maximize return by using a top-down investment style employing general economic overviews supplemented by input from traditional Wall Street and governmental sources.

The Baldwin Large-Cap Growth Portfolio commenced investment operations on August 30, 2000. The Portfolio's investment objective is to provide long-term capital appreciation by investing in the stocks of large capitalization U.S. and foreign companies that the advisor believes are undervalued and offer above average potential for capital appreciation.

The PSA Sector Portfolio commenced investment operations on August 30, 2000. The Portfolio's investment objective is providing long-term capital appreciation by investing in a combination of equity securities, cash and money markets or cash equivalent products.

The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with U.S. generally accepted accounting principles.

     A. SECURITY VALUATION. Each Portfolio's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m. (3:00 p.m. for securities of Fixed Income Portfolios), New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Directors. Short-term investments are valued at amortized cost, which approximates fair market value.

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

     B. FEDERAL INCOME TAXES. No provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

     C. INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities are amortized to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

     D. FOREIGN CURRENCY TRANSLATION. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

     F. DISTRIBUTIONS TO SHAREHOLDERS. Except for the Cumberland Taxable Income Portfolio and the McGlinn Balanced Portfolio, which currently declare dividends quarterly, each Portfolio generally declares dividends annually, payable in December, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. Each Portfolio may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

     G. USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENTS

For the fiscal year ended October 31, 2002 the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $1,057,486 and $1,036,409, respectively, for the McGlinn Balanced Portfolio, $4,905,743 and $4,290,063, respectively, for the PSA Sector Portfolio, $1,039,175 and $294,202, respectively for the Baldwin Large-Cap Growth Portfolio, and $5,549,565 and $4,179,588 respectively, for the Cumberland Taxable Income Portfolio.

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

(4)  INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

INVESTMENT ADVISORY AGREEMENT.
On May 23, 2002, the shareholders of each Portfolio approved an investment advisory agreement (the "Advisory Agreement") between the Fund and Citco-Quaker Fund Advisors, Inc. ("CQFA"), a Delaware corporation and a wholly owned subsidiary of Citco-Quaker Fund Services, Inc., the Fund's Administrator. Under the Advisory Agreement, each Portfolio pays CQFA a monthly fee equal to an annual rate of 1.00%, 0.80%, 1.00% and 1.00% for the McGlinn Balanced Portfolio, the Cumberland Taxable Income Portfolio, the Baldwin Large-Cap Growth Portfolio, and the PSA Sector Rotational Portfolio, respectively. CQFA provides each Portfolio with a continuous investment program and the selects brokers and dealers to effect securities transactions for the Portfolios. CQFA, with the approval of the Board of Directors and the shareholders of the applicable Portfolio(s), may select sub-investment advisers to provide day-to-day investment management services to the Portfolio(s).

SUB-ADVISORY AGREEMENTS.
On May 23, 2002, the McGlinn Balanced Portfolio's shareholders approved a Sub-Investment Advisory Agreement between McGlinn Capital Management, Inc. ("McGlinn"), CQFA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, CQFA pays McGlinn a monthly fee, taken out of the fee paid to CQFA under the Advisory Agreement, equal to the annual rate of 0.60% of the Portfolio's average daily net assets. From April 5, 1999 to May 22, 2002 McGlinn was retained to provide investment management services to the McGlinn Balanced Portfolio under an Investment Advisory Agreement between McGlinn and the Fund. For periods prior to April 5, 1999 Penn Street provided investment management services to the McGlinn Balanced Portfolio.

On May 23, 2002, the Cumberland Taxable Income Portfolio's shareholders approved a Sub-Investment Advisory Agreement between Cumberland Advisors, Inc. ("Cumberland"), CQFA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, CQFA pays Cumberland a monthly fee, taken out of the fee paid to CQFA under the Advisory Agreement, equal to the annual rate of 0.38% of the Portfolio's average daily net assets. For periods prior to May 23, 2.002, Cumberland provided investment management services to the Portfolio under an investment advisory agreement.

On May 23, 2002, the Baldwin Large-Cap Growth Portfolio's shareholders approved a Sub-Investment Advisory Agreement between Baldwin Investment Management, LLC ("Baldwin"), CQFA and the Fund to provide the Portfolio with day-to-day investment management services, including providing a continuous investment program, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, CQFA pays Baldwin a monthly fee, taken out of the fee paid to CQFA under the Advisory Agreement, equal to the annual rate of 0.60% of the Portfolio's average daily net assets. From April 5, 1999 to May 22, 2002 McGlinn was retained to provide investment management services to the McGlinn Balanced Portfolio under an Investment Advisory Agreement between McGlinn and the Fund. For periods prior to May 23, 2.002, Baldwin provided investment management services to the Portfolio under an investment advisory agreement.

The Advisor (Citco -Quaker Fund Advisors, Inc.) and other service providers have voluntarily agreed to waive and reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to maintain a net total annual operating expense ratio of 1.75% of McGlinn Balanced Portfolio, Penn Street Advisors Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio and Cumberland Taxable Income Portfolio annual expenses. Accordingly, for the period ended October 31, 2002, The Advisor waived expenses of $3,131, $8,277, $2,575 and $9,577 for the McGlinn Balanced Portfolio, Penn Street Advisors Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio, and

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

Cumberland Taxable Income Portfolio, respectively. In addition, the portfolios were reimbursed $7,265, $7,859, $5,694 and $1,795 of other operating expenses for the McGlinn Balanced Portfolio, Penn Street Advisors Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio and Cumberland Taxable Income Portfolio, respectively.

ADMINISTRATION AGREEMENT.
On September 1, 2001, the Fund's Board of Directors engaged Citco-Quaker Fund Services, Inc. ("CQFS") as transfer and dividend disbursing agent, fund accounting agent and administrator to the Fund under a written agreement with the Fund of same date. The services include the administration of the Fund's business affairs, dividend disbursing agent, preparation of certain Fund records and documents, record keeping and accounting services. For its services to the Fund, CQFS is paid a fee based on the aggregate assets of all the Portfolios, on a declining scale as follows: 0.40% annually of average daily net assets on the first $100 million in Fund assets, 0.30% annually of average daily net assets above $100 million and up to $200 million in Fund assets, 0.25% annually of average daily net assets above $200 million and up to $300 million in Fund assets, 0.20% annually of average daily net assets above $300 million and up to $500 million in Fund assets, and 0.15% annually of average daily net assets above $500 million in Fund assets. Prior to September 1, 2001, Penn Street served as the Administrator of the Fund under a written Administration Agreement

(5)  DISTRIBUTION PLANS

DISTRIBUTION PLAN. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at a maximum annual rate of 0.25% of each Portfolio's average net assets to
Citco-Quaker Fund Distributors, Inc. ("CQFD"), for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of CQFD incurred in connection with the promotion and sale of Fund shares.

During the period ended October 31, 2002, the distributor received sales commissions and other compensation of $492, $1,452, $451, and $1,459 in connection with the purchase of investment company shares by McGlinn Balanced Portfolio, Penn Street Advisors Sector Rotational Portfolio, Baldwin Large-Cap Growth Portfolio and Cumberland Taxable Income Portfolio, respectively.

NOTE 6-  TAX MATTERS

Net Investment income (loss) and net realized gains (losses) may differ for financial statement and federal income tax purposes primarily due to investments, which have a different basis for financial statement and federal income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each fund.

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001 are as follows:

-----------------------------------------------------------------------------------------------------
                                                         ORDINARY         LONG-TERM          TOTAL
                                                          INCOME        CAPITAL GAINS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------
McGlinn Balanced Portfolio                10/31/02        $23,017                $0          $23,017
                                          10/31/01        $18,662                $0          $18,662
-----------------------------------------------------------------------------------------------------
Baldwin Large Cap Growth Portfolio        10/31/02         $2,140                $0           $2,140
                                          10/31/01         $3,177                $0           $3,177
-----------------------------------------------------------------------------------------------------
Cumberland Taxable Income Portfolio       10/31/02       $156,558           $11,880         $168,438
                                          10/31/01         $4,961                $0           $4,961
-----------------------------------------------------------------------------------------------------

The tax character of distributable earnings at October 31, 2002 was as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                           (Capital loss
                                                     Undistributed         Unrealized     Carry forwards)/       Total
                                                        Ordinary         Appreciation/     Undistributed     Distributable
                                                         Income          (Depreciation)        Gains           Earnings
--------------------------------------------------------------------------------------------------------------------------
McGlinn Balanced Portfolio                                 $0              ($104,738)        ($817,900)       ($922,638)
Penn Street Advisors Sector Rotational Portfolio           $0              ($36,667)         ($380,327)       ($416,994)
Baldwin Large-Cap Growth Portfolio                         $0              ($160,258)        ($203,955)       ($364,213)
Cumberland Taxable Income Portfolio                     $14,218             $37,217           $246,512         $297,947
--------------------------------------------------------------------------------------------------------------------------

For the period ended October 31, 2002, PSA Sector Rotational Portfolio and Baldwin Large Cap Growth Portfolio reclassified new investment losses of $25,881 and $6,873 , respectively, against paid-in-capital on the statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirement, have no effect on the Portfolios' net assets or net asset value per share.


The following information is based upon the federal income tax cost of investment securities as of October 31, 2002:

--------------------------------------------------------------------------------------------------------
                                                        Penn Street
                                      McGlinn         Advisors Sector       Baldwin         Cumberland
                                      Balanced           Rotational     Large Cap-Growth  Taxable Income
                                     Portfolio           Portfolio         Portfolio         Portfolio
--------------------------------------------------------------------------------------------------------
Gross Unrealized Appreciation         $38,507             $222,566          $42,031           $37,217
Gross Unrealized Depreciation        ($143,245)          ($259,233)        ($202,289)           $0
                               -------------------------------------------------------------------------
Net Unrealized Depreciation          ($104,738)          ($36,667)         ($160,258)         $37,217
                               =========================================================================
Federal Income Tax Cost              $1,357,811          $3,167,254        $1,424,105       $3,723,436
-------------------------------=========================================================================

The difference between the federal income tax cost of portfolio investments and the financial cost for McGlinn Balanced Portfolio and Baldwin Large-Cap Growth Portfolio is due to certain timing differences in recognition of capital losses under income tax regulations and U.S. generally accepted accounting principles.

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

On October 31, 2002, the McGlinn Balanced Portfolio had a capital loss carry forward of $817,900, which expires $652,058 in 2006, $31,488 in 2007, $83,920 in
2008, and $50,434 in 2010, the PSA Sector Portfolio had a capital loss carry forward of $380,327, which expires $13,303 in 2008, $159,611 in 2009, and
$207,414 ion 2010, and the Baldwin Large-Cap Growth Portfolio had a capital loss carry forward of $203,955, which expires $26,060 in 2009 and $177,895 in 2010.

(7)  OTHER TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East Coast.

(8)  TRUSTEES OF THE FUNDS

     The officers and directors of the Fund are listed below.

----------------------------------------------------------------------------------------------------------------------------
                                        TERM OF OFFICE                                      NUMBER OF         OTHER
NAME, ADDRESS &       POSITION(S) HELD  & LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS        DIRECTORSHIPS
DATE OF BIRTH         WITH THE FUND     TIME SERVED       PAST 5 YEARS                      OVERSEEN          HELD
----------------------------------------------------------------------------------------------------------------------------
MR. JEFFREY H. KING   Interested        Each Director     Chairman of Quaker Securities,          Four           Director,
SR.                   Director,         serves for an     Inc., 1288 Valley Forge Road,                            Quaker
                      Chairman          indefinite        Suite 75, Valley Forge, Pa                            Securities,
1288 Valley Forge                       period of         19482, an institutional                              Inc. Director,
Road, Suite 75,                         time.  Mr. King   broker/dealer firm, since                            Quaker Funds,
Valley Forge, PA                        has been a        1990.  Shareholder and Chairman                      Inc. Trustee,
19482                                   Director since    of the Board of Directors of                           The Quaker
                                        May, 2002         Quaker Funds, Inc., Valley                             Investment
(12-06-1942)                                              Forge, PA, an investment                                 Trust.
                                                          advisory firm, since 1996.                            Director of
**(1)                                                                                                           Citco-Quaker
                                                                                                               Fund Services,
                                                                                                                   Inc.,
                                                                                                                Citco-Quaker
                                                                                                               Fund Advisors,
                                                                                                                  Inc. and
                                                                                                                Citco-Quaker
                                                                                                                    Fund
                                                                                                               Distributors,
                                                                                                                    Inc.
----------------------------------------------------------------------------------------------------------------------------
MR. DAVID D. JONES,   Interested        Each Director     President & CEO of Citco-Quaker         Four          Director of
ESQ.                  Director, Vice    serves for an     Fund Services, Inc., since                            Citco-Quaker
                      Chairman,         indefinite        March, 2001.  President and                          Fund Services,
1288 Valley Forge     Secretary         period of         controlling shareholder of                               Inc.,
Road, Suite 88,                         time.  Mr.        David Jones & Assoc., P.C., a                         Citco-Quaker
Valley Forge, PA                        Jones has been    law firm, from 01/98 to                              Fund Advisors,
19482                                   a Director        03/2001.  Executive Vice                                Inc. and
                                        since May, 2002.  President of Pauze Swanson                            Citco-Quaker
(09-18-1957)                                              Capital Management Co. an                                 Fund
                                                          investment advisory firm, from                       Distributors,
                                                          06/96 to 01/98.  Mr. Jones                                Inc.
**(2)                                                     holds a B.A in economics from
                                                          the University of Texas at
                                                          Austin and a juris doctorate
                                                          degree, with honors, from Saint
                                                          Mary's University School of Law
                                                          in San Antonio, TX.  Mr. Jones
                                                          is a licensed attorney in the
                                                          State of Texas.
----------------------------------------------------------------------------------------------------------------------------
MR. JAMES R.          Independent       Each Director     Principal and Senior Insurance          Four          Independent
BRINTON               Director          serves for an     Broker for Robert J. McAllister                      Trustee of The
                                        indefinite        Agency, Inc., 123 West                                   Quaker
123 West Lancaster                      period of         Lancaster Avenue, Wayne PA                             Investment
Avenue, Wayne PA                        time.  Mr.        19087, a commercial insurance                            Trust.
19087                                   Brinton has       brokerage firm, since 1979.  BA
                                        been a Director   in business from Marietta
(07-03-1954)                            since May, 2002.  College; licensed as a property
                                                          and casualty broker and life,
                                                          accident and health agent.
----------------------------------------------------------------------------------------------------------------------------

PENN STREET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                        TERM OF OFFICE                                      NUMBER OF         OTHER
NAME, ADDRESS &       POSITION(S) HELD  & LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS        DIRECTORSHIPS
DATE OF BIRTH         WITH THE FUND     TIME SERVED       PAST 5 YEARS                      OVERSEEN          HELD
----------------------------------------------------------------------------------------------------------------------------
MR. VINCENT P.        Independent       Each Director     Retired general practice                Four              None
SMALL                 Director          serves for an     partner for
                                        indefinite        PriceWaterhouseCoopers with 34
30 Valley Stream                        period of         years of diversified accounting
Parkway, Malvern,                       time.  Mr.        and audit experience.
PA  19482                               Small has         Extensive client experience and
                                        served as a       involvement in a number of
(01-09-1944)                            Director since    areas, including coordination
                                        the Fund's        with internal audit
                                        inception in      departments, merger and
                                        2000.             acquisition reviews, and
                                                          corporate restructurings.
----------------------------------------------------------------------------------------------------------------------------
MR. LEE G. FISHMAN    Independent       Each Director     Founder, CEO and President of           Four              None
                      Director          serves for an     BPM Group, Inc., 2, Merion
30 Valley Stream                        indefinite        Station, Pennsylvania, from
Parkway, Malvern,                       period of         1975 to 1999,. Mr. Fishman
PA  19482                               time.  Mr.        currently serves as a Venture
                                        Fishman has       Capitalist offering evaluation,
                                        served as a       due diligence and review of
(01-06-54)                              Director since    business plans for potential
                                        the Fund's        investment opportunities.
                                        inception in
                                        2000.
----------------------------------------------------------------------------------------------------------------------------
MR. RICHARD W.        Independent       Each Director     Principal with Hirtle Callaghan         Four              None
STEVENS               Director          serves for an     & Co., an investment advisory
                                        indefinite        firm, since 2001.  Principal
Five Tower Bridge,                      period of         with the Vanguard Group, High
Suite 500                               time.  Mr.        Net Worth Services Group, from
300 Barr Harbor                         Brinton has       1995 to 2001.  Partner with
Drive                                   been a Director   Price Waterhouse and  had his
West Conshohocken,                      since May, 2002.  own law practice.  B.A. in
PA  19428                                                 economics from Lafayette
                                                          College, Juris Doctorate from
(09-18-1956)                                              Rutgers University School of
                                                          Law, and L.L.M. (Masters in
                                                          Taxation) from Villanova School
                                                          of Law.
----------------------------------------------------------------------------------------------------------------------------
MR. C. GARRETT        Independent       Each Director     Chief Operating Officer, DG             Four              None
WILLIAMS              Director          serves for an     Capital Management, Inc.,
                                        indefinite        Boston, MA, an investment
1288 Valley Forge                       period of         advisory firm, since 2001.
Road, Suite 88                          time.  Mr.        Senior Vice President- Client
Valley Forge ,PA                        Williams has      Services, Fidelity management
19482                                   been a Director   Trust Company, Boston, MA, from
                                        since May, 2002.  1997 to 2001.  Over 25 years
(12-12-1954)                                              investment industry
                                                          experience.  BA degree in
                                                          economics from Gettysburg
                                                          College, Gettysburg, PA.
----------------------------------------------------------------------------------------------------------------------------
MR. EDMUND B. PYLE,   Independent       Each Director     Partner in the law firm of Pyle         Four              None
III, ESQ.             Director          serves for an     and Mocha since January, 1989.
                                        indefinite        Temple University School of
340 Jug Hollow                          period of         Law, Juris Doctorate, 1986.
Road, Phoenixville,                     time.  Mr.        Rensselar Polytechnic
PA  19460                               Brinton has       Institute, completed PhD
                                        been a Director   coursework, 1969. University of
(03-18-1940)                            since May, 2002.  Arizona, MS in mechanical
                                                          engineering, 1964. Worcester
                                                          Polytechnic Institute, BS, 1962.
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Jeffry H. King, Sr. is considered an "interested person" because he is a director and shareholder of Citco-Quaker Fund Services, Inc., the administrator to the Fund. Because Citco-Quaker Fund Advisors, Inc., the proposed new master investment adviser to each Portfolio of the Fund, is a wholly owned subsidiary of Citco-Quaker Fund Services, Inc., Mr. King is also an indirect shareholder of Citco-Quaker Fund Advisors, Inc.
(2) Mr. David D. Jones is considered an "interested person" because he is an executive officer and shareholder of Citco-Quaker Fund Services, Inc., the administrator to the Fund. Because Citco-Quaker Fund Advisors, Inc., the proposed new master investment adviser to each Portfolio of the Fund, is a wholly owned subsidiary of Citco-Quaker Fund Services, Inc., Mr. Jones is also an indirect shareholder of Citco-Quaker Fund Advisors, Inc.

BRIGGS
BUNTING &
DOUGHERTY, LLP
--------------------------------------------------------------------------------
Certified Public Accountants and Business Advisors

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PENN STREET FUND, INC.
VALLEY FORGE, PENNSYLVANIA

We have audited the statements of assets and liabilities of The Penn Street Fund, Inc. (comprising, respectively, the McGlinn Balanced Portfolio, the PSA Sector Rotational Portfolio, the Baldwin Large Cap Growth Portfolio and the Cumberland Taxable Income Portfolio), including the portfolios of investments, as of October 31, 2002, and the related statement of operations and changes in net assets, and the financial highlights for the year then ended and the financial highlights for the three years ended October 31, 2000 or commencement of operations. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights for the year ended October 30, 2001 were audited by other auditors whose report dated November 30, 2001 expressed an unqualified opinion on the financial statement and financial highlights.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Penn Street Fund, Inc. as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for the year ended October 31, 2002, and the financial highlights for the year ended October 31, 2002 and for each of the three years from commencement of operations to October 31, 2000, in conformity with U.S. generally accepted accounting principles.

                                        /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                        BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
NOVEMBER 15, 2002